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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2002


                             Bell Microproducts Inc.
             (Exact name of Registrant as Specified in its Charter)


                                   California
                 (State or Other Jurisdiction of Incorporation)



      000-21528                                                94-3057566
(Commission File Number)                                      (IRS Employer
                                                            Identification No.)


                              1941 Ringwood Avenue
                         San Jose, California 95131-1721
              (Address of Principal Executive Offices and Zip Code)


                                 (408) 451-9400
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 9. Regulation FD Disclosure.

     On August 9, 2002, W. Donald Bell, Chief Executive Officer, and Benedictus Borsboom, Chief Financial Officer, of Bell Microproducts Inc. each submitted sworn statements to the Securities and Exchange Commission (SEC) pursuant to the SEC's Order No. 4-460 issued June 27, 2002.


Limitation on Incorporation by Reference.

     Pursuant to general instruction B.2. of Form 8-K, the information in this report and in the attached exhibits shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BELL MICROPRODUCTS INC.


                                            By /s/  Benedictus Borsboom
                                               ---------------------------------
Date:  August 13, 2002                         Executive Vice President and
                                               Chief Financial Officer